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As filed with the Securities and Exchange Commission on November 7, 2018

Registration No. 333-228129

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Equitrans Midstream Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	4922 (Primary Standard Industrial Classification Code Number)	83-0516635 (I.R.S. Employer Identification Number)

625 Liberty Avenue, Suite 2000
Pittsburgh, PA
(724) 271-7200
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Thomas F. Karam
President and Chief Executive Officer
625 Liberty Avenue, Suite 2000
Pittsburgh, PA
(724) 271-7200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Steven Cohen
Victor Goldfeld
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
(212) 403-1000 (Telephone)
(212) 403-2000 (Facsimile)

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box.    ☒

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer," "smaller reporting company," and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐ Emerging growth company ☐

         If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    ☐

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

        This Amendment No. 1 is being filed to add a hyperlink and file number to the reference to Exhibit 4.8 in the Exhibit Index of this Registration Statement on Form S-1 (Registration Statement No. 333-228129), and no changes or additions are being made hereby to the prospectus constituting Part I of this Registration Statement. Accordingly, the prospectus has not been included herein.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

        The following table sets forth the costs and expenses payable by the registrant in connection with the issuance of the securities being registered. All amounts are estimates except the Securities and Exchange Commission registration fee.

Item	Amount
Securities and Exchange Commission registration fee	$2,369.46
Legal fees and expenses	$35,000
Accounting fees and expenses	$410,000
Printing expenses	$65,000
Total	$512,369.46

ITEM 14.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Under Sections 1741 and 1742 of the PBCL, a business corporation has the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer or representative of the corporation, or is or was serving at the request of the corporation as a director, officer or representative of another corporation or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action or proceeding, if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of a threatened, pending or completed action or proceeding by or in the right of the corporation, such indemnification only covers expenses and excludes judgments and amounts paid in settlement with respect to such action or proceeding, and no indemnification can be made for expenses if such person has been adjudged to be liable to the corporation unless, and only to the extent that, a court determines upon application that, despite the adjudication of liability but in view of all the circumstances, such person is fairly and reasonably entitled to indemnity for the expenses that the court deems proper.

        In addition, PBCL Section 1744 provides that, unless ordered by a court, any indemnification referred to above shall be made by the corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the indemnitee has met the applicable standard of conduct. Such determination shall be made:

          (1)   by the Board by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding;

          (2)   if such a quorum is not obtainable, or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

          (3)   by the shareholders.

        Notwithstanding the above, PBCL Section 1743 provides that to the extent that a director, officer or representative of a business corporation is successful on the merits or otherwise in defense of any action or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

        Further, PBCL Section 1745 provides that expenses (including attorneys' fees) incurred by an officer, director or representative of a business corporation in defending any such action or proceeding may be paid by the corporation in advance of the final disposition of the action or proceeding upon receipt of an undertaking by or on behalf of such officer, director or representative to repay the amount advanced if it is ultimately determined that the indemnitee is not entitled to be indemnified by the corporation.

        Also, PBCL Section 1746 provides that the indemnification and advancement of expenses provided by, or granted pursuant to, the foregoing provisions is not exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and that indemnification may be granted under any bylaw, agreement, vote of shareholders or directors or otherwise for any action taken or any failure to take any action and may be made whether or not the corporation would have the power to indemnify the person under any other provision of law and whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the corporation; provided, however, that no indemnification may be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

        Article IV of the Company Bylaws provides that our directors or officers shall be indemnified as of right to the fullest extent not prohibited by law in connection with any actual or threatened action, suit or proceeding, civil, criminal, administrative, investigative or other (whether brought by or in the right of the corporation or otherwise) arising out of their service to us or to another corporation or other enterprise at our request.

        PBCL Section 1747 permits a business corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer or representative of the corporation, or is or was serving at the request of the corporation as a director, officer or representative of another corporation or other enterprise, against any liability asserted against such person and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions described above.

        Article IV of the Company Bylaws provides that we may purchase and maintain insurance to protect ourself and any director, officer or representative against any liability asserted against such person and incurred by such person in respect of the service of such person, whether or not we would have the power to indemnify such person against such liability by law or under the provisions of Article IV.

        We maintain directors' and officers' liability insurance covering our directors and officers with respect to liabilities, including liabilities under the Securities Act, which they may incur in connection with their serving as such. Under this insurance, we may receive reimbursement for amounts as to which the directors and officers are indemnified by us under the bylaw indemnification provisions described above. Such insurance also provides certain additional coverage for the directors and officers against certain liabilities even though such liabilities may not be covered by the bylaw indemnification provisions described above.

        As permitted by PBCL Section 1713, the Company Articles and Bylaws provide that no director shall be personally liable for monetary damages as such for any action taken, or failure to take any action, unless the director has breached or failed to perform the duties of his office under Subchapter B—"Fiduciary Duty" of Chapter 17 of the PBCL and such director's breach of duty or failure to perform constituted self-dealing, willful misconduct or recklessness. The PBCL states that this exculpation from liability does not apply to the responsibility or liability of a director pursuant to any criminal statute or the liability of a director for the payment of taxes pursuant to federal, state or local law. It is uncertain whether this provision will control with respect to liabilities imposed upon directors by federal law, including federal securities laws. PBCL Section 1715(d) creates a presumption, subject to exceptions, that a director acted in the best interests of the corporation. PBCL Section 1712, in defining the standard of care a director owes to the corporation, provides that a director stands in a fiduciary relation to the corporation and must perform his duties as a director or as a member of any committee of the board of directors in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.

        We also have indemnification agreements with all our executive officers and directors (collectively, "indemnitees"). These agreements provide that the indemnitees will be protected as promised in the Company Bylaws (regardless of, among other things, any amendment to or revocation of the Company Bylaws or any change in the composition of our board of directors or an acquisition transaction relating to us) and advanced expenses to the fullest extent of the law and as set forth in the indemnification agreements. These agreements also provide, to the extent insurance is maintained, for the continued coverage of the indemnitees under our director and officer insurance policies. The indemnification agreements, among other things and subject to certain limitations, indemnify and hold harmless the indemnitees against any and all reasonable expenses, including fees and expenses of counsel, and any and all liability and loss, including judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement, incurred or paid by the indemnitees in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the corporation or otherwise, in which the indemnitees are, were or at any time become parties, or are threatened to be made parties or are involved by reason of the fact that the indemnitees are or were our directors or officers or are or were serving at our request as directors, officers, employees, trustees or representatives of another corporation or enterprise.

ITEM 15.    RECENT SALES OF UNREGISTERED SECURITIES.

        On May 11, 2018, the Company issued 100 shares of its common stock to EQT Production Company, a wholly-owned subsidiary of EQT, pursuant to Section 4(a)(2) of the Securities Act. The Company did not register the issuance of the issued shares under the Securities Act because such issuance did not constitute a public offering.

ITEM 16.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)
Exhibits

        See Exhibit Index.

(b)
Financial Statement Schedules

        None.

ITEM 17.    UNDERTAKINGS.

        The undersigned registrant hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

    (iii)
    To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

        The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (i)
  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

  (ii)
  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

  (iii)
  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

  (iv)
  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 EXHIBIT INDEX

Exhibits	Description	Method of Filing
2.1	Form of Separation and Distribution Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 2.1 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
2.2	Form of Transition Services Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 2.2 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
2.3	Form of Tax Matters Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 2.3 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
2.4	Form of Employee Matters Agreement by and between EQT Corporation and Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 2.4 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
3.1	Form of Amended and Restated Articles of Incorporation of Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 3.1 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
3.2	Form of Amended and Restated Bylaws of Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 3.2 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
4.1
	Indenture, dated as of August 1, 2014, by and among EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, the subsidiaries of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on August 1, 2014.
4.2
	First Supplemental Indenture, dated as of August 1, 2014, by and among EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, the subsidiaries of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on August 1, 2014.

Exhibits	Description	Method of Filing
4.3	Second Supplemental Indenture, dated as of November 4, 2016, by and between EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on November 4, 2016.
4.4
	Third Supplemental Indenture, dated as of June 25, 2018, by and between EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on June 25, 2018.
4.5
	Fourth Supplemental Indenture, dated as of June 25, 2018, by and between EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.4 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on June 25, 2018.
4.6
	Fifth Supplemental Indenture, dated as of June 25, 2018, by and between EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.	Incorporated herein by reference to Exhibit 4.6 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on June 25, 2018.
4.7	Form of Shareholder and Registration Rights Agreement by and between Equitrans Midstream Corporation and EQT Corporation.	Incorporated herein by reference to Exhibit 4.7 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
4.8	Authorization Form for Dividend Reinvestment	Incorporated herein by reference to Exhibit 4.8 to Equitrans Midstream Corporation's Registration Statement on Form S-1 (#333-228126) filed on November 1, 2018.
5.1	Opinion of Reed Smith LLP.	Previously filed.
10.1	Certificate of Limited Partnership of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP).	Incorporated herein by reference to Exhibit 3.1 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form S-1 Registration Statement (#333-202053) filed on February 12, 2015.
10.2	Certificate of Amendment to Certificate of Limited Partnership of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP), dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.1 to EQGP Holdings, LP's Form 8-K (#001-37380) filed on October 15, 2018.

Exhibits	Description	Method of Filing
10.3	Second Amended and Restated Agreement of Limited Partnership of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP) dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.3 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form 8-K (#001-37380) filed on October 15, 2018.
10.4	Certificate of Formation of EQGP Services, LLC (formerly known as EQT GP Services, LLC).	Incorporated herein by reference to Exhibit 3.3 to EQT GP Holdings, LP's Form S-1 Registration Statement (#333-202053) filed on February 12, 2015.
10.5	Certificate of Amendment to Certificate of Formation of EQGP Services, LLC (formerly known as EQT GP Services, LLC), dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.2 to EQGP Holdings, LP's Form 8-K (#001-37380) filed on October 15, 2018.
10.6	Second Amended and Restated Limited Liability Company Agreement of EQGP Services, LLC (formerly known as EQT GP Services, LLC), dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.4 to EQGP Holdings, LP's Form 8-K (#001-37380) filed on October 15, 2018.
10.7	Certificate of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP).	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on February 13, 2012.
10.8	Certificate of Amendment to Certificate of Limited Partnership of EQT Midstream Partners, LP, dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.9	Second Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.3 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.10	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of July 24, 2014.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2014.
10.11	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of July 23, 2015.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2015.

Exhibits	Description	Method of Filing
10.12	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), dated as of December 7, 2017.	Incorporated herein by reference to Exhibit 3.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (001-35574) filed on December 8, 2017.
10.13	Certificate of Formation of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC).	Incorporated herein by reference to Exhibit 3.3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on February 13, 2012.
10.14	Certificate of Amendment to Certificate of Formation of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC), dated October 12, 2018.	Incorporated herein by reference to Exhibit 3.2 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.15	Fourth Amended and Restated Limited Liability Company Agreement of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC), dated as of October 12, 2018.	Incorporated herein by reference to Exhibit 3.4 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on October 15, 2018.
10.16	Form of Equitrans Midstream Corporation Director and/or Executive Officer Indemnification Agreement.	Incorporated herein by reference to Exhibit 10.16 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.17
	Second Amended and Restated Credit Agreement, dated as of July 31, 2017, by and among EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP), Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on August 3, 2017.
10.18	EQGP Services, LLC (formerly known as EQT GP Services, LLC) 2015 Long-Term Incentive Plan, dated as of May 15, 2015.	Incorporated herein by reference to Exhibit 10.3 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form 8-K (#001-37380) filed on May 15, 2015.
10.19	Form of EQGP Holdings, LP (formerly known as EQT GP Holdings, LP) Phantom Unit Award Agreement.	Incorporated herein by reference to Exhibit 10.5 to Amendment No. 1 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form S-1 Registration Statement (#333-202053) filed on April 1, 2015.

Exhibits	Description	Method of Filing
10.20	Form of EQGP Services, LLC (formerly known as EQT GP Services, LLC) Director and/or Executive Officer Indemnification Agreement.	Incorporated herein by reference to Exhibit 10.3 to Amendment No. 1 to EQGP Holdings, LP's (formerly known as EQT GP Holdings, LP) Form S-1 Registration Statement (#333-202053) filed on April 1, 2015.
10.21	EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC) 2012 Long-Term Incentive Plan, dated as of July 2, 2012.	Incorporated herein by reference to Exhibit 10.5 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on July 2, 2012.
10.22	Form of EQM Midstream Partners, LP (formerly known as EQT Midstream Partners, LP) Phantom Unit Award Agreement.
Incorporated herein by reference to Exhibit 10.6 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.23	Form of EQM Midstream Services, LLC (formerly known as EQT Midstream Services, LLC) Director and/or Executive Officer Indemnification Agreement.
Incorporated herein by reference to Exhibit 10.15 to Amendment No. 3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on June 5, 2012.
10.24	Form of Omnibus Agreement by and among Equitrans Midstream Corporation, EQGP Holdings, LP, EQGP Services, LLC and for certain limited purposes, EQM Midstream Partners, LP.	Incorporated herein by reference to Exhibit 10.24 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.25	Form of Omnibus Agreement by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.	Incorporated herein by reference to Exhibit 10.25 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.26	Form of Secondment Agreement by and among Equitrans Midstream Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.	Incorporated herein by reference to Exhibit 10.26 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.27	Sublease Agreement, effective as of March 1, 2011, by and between Equitrans, L.P. and EQT Production Company.
Incorporated herein by reference to Exhibit 10.12 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.

Exhibits	Description	Method of Filing
10.28	Amendment of Sublease Agreement, dated as of April 5, 2012, by and between Equitrans, L.P. and EQT Production Company.	Incorporated herein by reference to Exhibit 10.13 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.29	EQT Guaranty dated as of April 25, 2012, executed by EQT Corporation in favor of Equitrans, L.P.
Incorporated herein by reference to Exhibit 10.11 to Amendment No. 2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form S-1 Registration Statement (#333-179487) filed on May 10, 2012.
10.30
	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR 18679-852, dated as of December 20, 2013, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.16 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2013.
10.31
Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. EQTR 20242-852, dated as of September 24, 2014, by and between Equitrans, L.P. and EQT Energy, LLC.
Incorporated herein by reference to Exhibit 10.5 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended September 30, 2015.
10.32
	Transportation Service Agreement Applicable to Firm Transportation Service Under Rate Schedule FTS, Contract No. CW2250463-1296, dated as of January 8, 2016, as amended through December 20, 2017, by and between Equitrans, L.P. and EQT Energy, LLC.	Incorporated herein by reference to Exhibit 10.13 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2017.
10.33
	Jupiter Gas Gathering Agreement, effective as of May 1, 2014, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2014.

Exhibits	Description	Method of Filing
10.34	Amendment No. 1 to Jupiter Gas Gathering Agreement, dated as of December 17, 2014, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.24(b) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2015.
10.35
	Amendment No. 2 to Jupiter Gas Gathering Agreement, dated as of October 26, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.24(c) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2015.
10.36
Amendment No. 3 to Jupiter Gas Gathering Agreement, dated as of August 1, 2016, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.
Incorporated herein by reference to Exhibit 10.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended September 30, 2016.
10.37	Amendment No. 4 to Jupiter Gas Gathering Agreement, dated as of June 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2017.
10.38
	Amendment No. 5 to Jupiter Gas Gathering Agreement, dated as of October 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.14(f) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2017.

Exhibits	Description	Method of Filing
10.39	Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.2 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on March 31, 2015.
10.40
	Amendment No. 1 to Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, dated as of September 18, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.25(b) to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-K (#001-35574) for the year ended December 31, 2015.
10.41
	Amendment No. 2 to Gas Gathering Agreement for the Mercury, Pandora, Pluto and Saturn Gas Gathering Systems, dated as of March 30, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended March 31, 2017.
10.42
	Gas Gathering Agreement for the WG-100 Gas Gathering System, effective as of March 1, 2015, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC (as assignee of EQT Gathering, LLC), on the other hand. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 8-K (#001-35574) filed on March 31, 2015.

Exhibits	Description	Method of Filing
10.43	Amendment No. 1 to Gas Gathering Agreement for the WG-100 Gas Gathering System, dated as of April 1, 2017, by and among EQT Production Company and EQT Energy, LLC, on the one hand, and EQM Gathering Opco, LLC, on the other hand.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2017.
10.44	Gas Gathering and Compression Agreement, dated as of December 22, 2014, by and among Rice Drilling B LLC, RM Partners LP (formerly known as Rice Midstream Partners, LP) and Alpha Shale Resources LP.	Incorporated herein by reference to Exhibit 10.3 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 8-K (#001-36789) filed on December 22, 2014.
10.45
	Sixth Amended and Restated Cracker Jack Gas Gathering Agreement, dated as of February 28, 2017, by and among Rice Poseidon Midstream LLC, EQT Energy, LLC and EQT Production Company. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.14 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 10-K (#001-36789) for the year ended December 31, 2017.
10.46
	Second Amended and Restated Gas Gathering and Compression Agreement, dated as of March 31, 2017, by and between Rice Drilling D LLC and EQM Olympus Midstream LLC (formerly known as Rice Olympus Midstream LLC). Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been requested from the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.3 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q (#001-35574) for the quarterly period ended June 30, 2018.
10.47	Amended and Restated Water Services Agreement, dated as of November 4, 2015, by and between Rice Drilling D LLC and Rice Water Services (PA) LLC.	Incorporated herein by reference to Exhibit 10.2 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 8-K (#001-36789) filed on November 5, 2015.
10.48	Amended and Restated Water Services Agreement, dated as of November 4, 2015, by and between Rice Drilling B LLC and Rice Water Services (OH) LLC.	Incorporated herein by reference to Exhibit 10.3 to RM Partners LP's (formerly known as Rice Midstream Partners, LP) Form 8-K (#001-36789) filed on November 5, 2015.

Exhibits	Description	Method of Filing
10.49	Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC, dated as of April 6, 2018, by and among MVP Holdco, LLC, US Marcellus Gas Infrastructure, LLC, WGL Midstream, Inc., Con Edison Gas Pipeline and Storage, LLC, RGC Midstream, LLC and Mountain Valley Pipeline, LLC. Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's (formerly known as EQT Midstream Partners, LP) Form 10-Q/A (#001-35574) for the quarterly period ended March 31, 2018.
10.50	Form of Amended and Restated Omnibus Agreement by and among EQT Corporation, EQM Midstream Partners, LP and EQM Midstream Services, LLC.	Incorporated herein by reference to Exhibit 10.50 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.51
	First Amendment to Gas Gathering and Compression Agreement, effective as of October 19, 2016, by and among Rice Drilling B LLC, Alpha Shale Resources LP and RM Partners LP (formerly known as Rice Midstream Partners, LP). Specific items in this exhibit have been redacted, as marked by three asterisks [***], because confidential treatment for those items has been granted by the SEC. The redacted material has been separately filed with the SEC.	Incorporated herein by reference to Exhibit 10.50 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on September 24, 2018.
10.52	Form of Second Amended and Restated Omnibus Agreement by and among EQT Corporation, EQT RE, LLC, RM Partners LP, EQM Midstream Management LLC and EQM Poseidon Midstream LLC.	Incorporated herein by reference to Exhibit 10.52 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.53	Form of Equitrans Midstream Corporation Directors' Deferred Compensation Plan	Incorporated herein by reference to Exhibit 10.53 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.54	Form of Equitrans Midstream Corporation 2018 Long-Term Incentive Plan	Incorporated herein by reference to Exhibit 10.54 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 24, 2018.
10.55	Form of Equitrans Midstream Corporation Executive Short-Term Incentive Plan	Incorporated herein by reference to Exhibit 10.55 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.

Exhibits	Description	Method of Filing
10.56	Form of Equitrans Midstream Corporation 2018 Payroll Deduction And Contribution Program	Incorporated herein by reference to Exhibit 10.56 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.57	Letter Agreement, dated as of August 9, 2018, with Thomas F. Karam	Incorporated herein by reference to Exhibit 10.57 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.58	Letter Agreement, dated as of September 4, 2018, with Kirk R. Oliver	Incorporated herein by reference to Exhibit 10.58 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.59	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of August 9, 2018, with Thomas F. Karam	Incorporated herein by reference to Exhibit 10.59 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.60	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of September 10, 2018, with Kirk R. Oliver	Incorporated herein by reference to Exhibit 10.60 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.61	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of September 8, 2008, with Diana M. Charletta	Incorporated herein by reference to Exhibit 10.61 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.62	Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2014, with Diana M. Charletta	Incorporated herein by reference to Exhibit 10.62 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.63	Second Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2015, with Diana M. Charletta	Incorporated herein by reference to Exhibit 10.63 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.64	Amended and Restated Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of July 29, 2015, with Charlene Petrelli	Incorporated herein by reference to Exhibit 10.64 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.65	Amended and Restated Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of July 29, 2015, with Robert C. Williams	Incorporated herein by reference to Exhibit 10.65 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.66	Confidentiality, Non-Solicitation And Non-Competition Agreement, dated as of September 8, 2008, with Phillip D. Swisher	Incorporated herein by reference to Exhibit 10.66 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.

Exhibits	Description	Method of Filing
10.67	Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2014, with Phillip D. Swisher	Incorporated herein by reference to Exhibit 10.67 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.68	Second Amendment to Confidentiality, Non-Solicitation and Non-Competition Agreement, dated as of January 1, 2015, with Phillip D. Swisher	Incorporated herein by reference to Exhibit 10.68 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.69	Form of Agreement of Assignment of Confidentiality, Non-Solicitation And Non-Competition Agreement	Incorporated herein by reference to Exhibit 10.69 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
10.70
	Revolving Credit Agreement, dated as of October 31, 2018, by and among Equitrans Midstream Corporation, PNC Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto	Incorporated herein by reference to Exhibit 10.1 to Equitrans Midstream Corporation's Form 8-K (#001-38629) filed on November 1, 2018.
10.71
	Third Amended and Restated Credit Agreement, dated as of October 31, 2018, by and among EQM Midstream Partners, LP, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto	Incorporated herein by reference to Exhibit 10.1 to EQM Midstream Partners, LP's Form 8-K (#001-35574) filed on November 1, 2018.
21.1	List of Subsidiaries of Equitrans Midstream Corporation.	Incorporated herein by reference to Exhibit 21.1 to Equitrans Midstream Corporation's Form 10/A (#001-38629) filed on October 17, 2018.
23.1	Consent of Ernst & Young LLP.	Previously filed.
23.2	Consent of Reed Smith LLP.	Included in Exhibit 5.1.
99.1	Consent of Thomas F. Karam to be named as director.	Previously filed.
99.2	Consent of David L. Porges to be named as director.	Previously filed.
99.3	Consent of Robert F. Vagt to be named as director.	Previously filed.
99.4	Consent of Vicky A. Bailey to be named as director.	Previously filed.
99.5	Consent of Margaret K. Dorman to be named as director.	Previously filed.
99.6	Consent of Norman J. Szydlowski to be named as director.	Previously filed.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on November 7, 2018.

Equitrans Midstream Corporation
By:	/s/ THOMAS F. KARAM
	Name:	Thomas F. Karam
	Title:	President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ THOMAS F. KARAM Thomas F. Karam	President and Chief Executive Officer (Principal Executive Officer)	November 7, 2018
/s/ KIRK R. OLIVER Kirk R. Oliver	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 7, 2018
/s/ KENNETH M. BURKE Kenneth M. Burke	Director	November 7, 2018
/s/ ROBERT J. MCNALLY Robert J. McNally	Director	November 7, 2018
/s/ CHARLENE PETRELLI Charlene Petrelli	Director	November 7, 2018
/s/ JIMMI SUE SMITH Jimmi Sue Smith	Director	November 7, 2018

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PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.
  ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.
  ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.
  ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
  ITEM 17. UNDERTAKINGS.
EXHIBIT INDEX
SIGNATURES